                                                                   Exhibit 99.17

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance                       $41,668,048
Aggregate Original
   Principal Balance                       $41,668,271
Number of Mortgage Loans                           140

                                 MINIMUM      MAXIMUM        AVERAGE (1)
                                 -------   -----------   --------------------
Original Principal Balance       $76,500     $889,295           $297,631
Outstanding Principal Balance    $76,500     $889,295           $297,629

                                   MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                 ----------   -----------   --------------------
Original Term (mos)                   360          360                360
Stated remaining Term (mos)           358          360                359
Loan Age (mos)                          0            2                  1
Current Interest Rate               5.875%       9.625%             7.272%
Initial Interest Rate Cap(4)        3.000%       3.000%             3.000%
Periodic Rate Cap(4)                1.000%       1.000%             1.000%
Gross Margin(4)                     4.875%       8.625%             6.259%
Maximum Mortgage Rate(4)           11.875%      15.625%            13.243%
Minimum Mortgage Rate(4)            5.875%       9.625%             7.243%
Months to Roll(4)                      22           60                 26
Original Loan-to-Value              29.90%      100.00%             78.74%
Combined Loan-to-Value              29.90%      100.00%             97.36%
Credit Score (3)                      580          795                689

                                  EARLIEST      LATEST
                                 ----------   ----------
Maturity Date                    07/01/2036   09/01/2036

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
LIEN POSITION
1st Lien                            100.00%
2nd Lien                              0.00%

OCCUPANCY
Primary                              98.53%
Second Home                           0.00%
Investment                            1.47%

LOAN TYPE
Fixed Rate                            3.78%
ARM                                  96.22%

AMORTIZATION TYPE
Fully Amortizing                      0.00%
Interest Only                       100.00%
15/30 Balloon                         0.00%
30/40 Balloon                         0.00%

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
YEAR OF ORIGINATION
2004                                  0.00%
2005                                  0.00%
2006                                100.00%

LOAN PURPOSE
Purchase                             82.87%
Refinance - Rate Term                 0.27%
Refinance - Cashout                  16.87%

PROPERTY TYPE
Single Family Residence              69.38%
Condominium                           6.31%
Planned Unit Development             18.26%
2-4 Family                            6.05%
Townhouse                             0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
5.501% to  6.000%             1         170,600      0.41      5.875      691      170,600      74.99     52.10    100.00   100.00
6.001% to  6.500%            11       3,872,718      9.29      6.440      718      352,065      78.89     50.93    100.00   100.00
6.501% to  7.000%            52      16,958,539     40.70      6.879      700      326,126      77.79     45.50     60.06   100.00
7.001% to  7.500%            29       8,678,630     20.83      7.341      693      299,263      78.62     46.92     32.76   100.00
7.501% to  8.000%            28       7,426,111     17.82      7.841      668      265,218      79.15     44.41     22.01   100.00
8.001% to  8.500%            15       3,176,450      7.62      8.300      652      211,763      79.64     48.04     53.74   100.00
8.501% to  9.000%             3       1,290,000      3.10      8.663      659      430,000      86.05     49.03     30.23   100.00
9.501% to 10.000%             1          95,000      0.23      9.625      589       95,000     100.00     46.54    100.00   100.00
                            ---      ----------    ------      -----      ---      -------     ------     -----    ------   ------
TOTAL:                      140      41,668,048    100.00      7.272      689      297,629      78.74     46.44     50.16   100.00
                            ===      ==========    ======      =====      ===      =======     ======     =====    ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)   LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
349 to 360                   140     41,668,048    100.00      7.272      689      297,629      78.74     46.44    50.16    100.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    -----    ------
TOTAL:                       140     41,668,048    100.00      7.272      689      297,629      78.74     46.44    50.16    100.00
                             ===     ==========    ======      =====      ===      =======      =====     =====    =====    ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,001 to $100,000           10        931,400      2.24      7.681      688       93,140      75.85     40.01    100.00   100.00
$100,001 to $150,000          17      2,211,382      5.31      7.463      678      130,081      75.25     43.70     76.61   100.00
$150,001 to $200,000          21      3,665,929      8.80      7.181      699      174,568      78.39     47.28     54.23   100.00
$200,001 to $250,000          14      3,115,300      7.48      7.298      675      222,521      79.24     47.57     51.79   100.00
$250,001 to $300,000          19      5,207,350     12.50      7.535      679      274,071      77.79     47.35     31.79   100.00
$300,001 to $350,000          11      3,643,398      8.74      7.150      689      331,218      78.68     45.57     54.70   100.00
$350,001 to $400,000          18      6,849,724     16.44      7.288      691      380,540      79.89     46.65     44.19   100.00
$400,001 to $450,000           8      3,397,550      8.15      7.077      698      424,694      79.36     47.42     50.14   100.00
$450,001 to $500,000           6      2,876,000      6.90      7.181      681      479,333      79.16     46.77     34.77   100.00
$500,001 to $550,000           5      2,588,800      6.21      7.399      680      517,760      80.00     44.94     20.49   100.00
$550,001 to $600,000           5      2,875,420      6.90      7.178      694      575,084      80.98     46.87     59.41   100.00
$600,001 to $650,000           3      1,896,500      4.55      7.330      696      632,167      76.60     50.43     34.01   100.00
$650,001 to $700,000           1        680,000      1.63      7.375      724      680,000      80.00     49.10    100.00   100.00
$700,001 to $750,000           0              0        --         --        0            0         --        --      0.00     0.00
$750,001 to $800,000           0              0        --         --        0            0         --        --      0.00     0.00
$800,001 to $850,000           1        840,000      2.02      6.750      745      840,000      80.00     38.79    100.00   100.00
$850,001 to $900,000           1        889,295      2.13      6.750      689      889,295      75.00     43.85    100.00   100.00
$900,001 to $950,000           0              0        --         --        0            0         --        --      0.00     0.00
$950,001 to $1,000,000         0              0        --         --        0            0         --        --      0.00     0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                       140     41,668,048    100.00      7.272      689      297,629      78.74     46.44     50.16   100.00
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                         NUMBER    AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                           OF      PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                        MORTGAGE    BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES             LOANS   OUTSTANDING      POOL        COUPON      SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------  --------  -----------  -----------  -----------  --------  -----------  --------  --------  -------  -------
2/28 LIBOR Loans           105     34,197,693  82.07174202  7.274971948     690      325,692      78.87     46.75     42.96   100.00
30 Year Fixed Loans          8      1,573,950         3.78        8.003     640      196,744      80.14     49.77    100.00   100.00
3/27 LIBOR Loans            16      2,853,045         6.85        7.124     701      178,315      76.73     41.89     72.91   100.00
5/25 LIBOR Loans            11      3,043,360         7.30        6.997     699      276,669      78.44     45.43     83.87   100.00
                           ---     ----------  -----------  -----------     ---      -------      -----     -----    ------   ------
TOTAL:                     140     41,668,048       100.00        7.272     689      297,629      78.74     46.44     50.16   100.00
                           ===     ==========  ===========  ===========     ===      =======      =====     =====    ======   ======

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
60 Month Interest-Only       132     40,094,098     96.22      7.243      691      303,743      78.69     46.31     48.20   100.00
120 Month Interest-Only        8      1,573,950      3.78      8.003      640      196,744      80.14     49.77    100.00   100.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                       140     41,668,048    100.00      7.272      689      297,629      78.74     46.44     50.16   100.00
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE   ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                          132     40,094,098     96.22      7.243      691      303,743      78.69     46.31     48.20   100.00
Fixed Rate                     8      1,573,950      3.78      8.003      640      196,744      80.14     49.77    100.00   100.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                       140     41,668,048    100.00      7.272      689      297,629      78.74     46.44     50.16   100.00
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL       COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  ---------  --------  -----------  --------  --------  -------  -------
Arizona                       1         400,250      0.96      8.375       601      400,250      79.99     50.57    100.00   100.00
California                   84      29,972,093     71.93      7.238       689      356,811      78.43     47.14     44.46   100.00
Colorado                      4         627,000      1.50      7.001       709      156,750      80.00     42.14     76.17   100.00
Florida                       9       2,680,100      6.43      7.385       706      297,789      80.56     43.46     24.06   100.00
Idaho                         2         234,750      0.56      7.048       699      117,375      75.00     52.24    100.00   100.00
Illinois                      1         168,000      0.40      8.500       763      168,000      80.00     47.26      0.00   100.00
Michigan                      1          93,600      0.22      8.125       701       93,600      80.00     29.06    100.00   100.00
Minnesota                     2         348,720      0.84      7.033       657      174,360      80.00     48.01    100.00   100.00
Missouri                      1         127,200      0.31      7.750       687      127,200      80.00     40.78    100.00   100.00
Nebraska                      1          86,400      0.21      7.750       795       86,400      80.00     55.48    100.00   100.00
Nevada                        2         450,800      1.08      8.049       648      225,400      80.00     49.97    100.00   100.00
New Jersey                    1         184,800      0.44      6.750       691      184,800      80.00     51.54    100.00   100.00
Ohio                          4         485,330      1.16      8.165       649      121,333      83.91     41.41     64.08   100.00
Oregon                        7       1,241,300      2.98      7.554       689      177,329      80.62     45.16     43.54   100.00
Pennsylvania                  1          99,900      0.24      7.500       680       99,900      79.98     39.70    100.00   100.00
South Carolina                1         130,712      0.31      7.875       659      130,712      80.00     30.57    100.00   100.00
Tennessee                     2         616,000      1.48      7.258       668      308,000      80.00     43.18    100.00   100.00
Utah                          2         279,149      0.67      7.494       668      139,575      77.04     51.98    100.00   100.00
Washington                    9       2,939,544      7.05      6.942       702      326,616      79.66     45.33     73.03   100.00
Wisconsin                     5         502,400      1.21      7.206       691      100,480      67.01     37.30     79.62   100.00
                            ---      ----------    ------      -----       ---      -------      -----     -----    ------   ------
TOTAL:                      140      41,668,048    100.00      7.272       689      297,629      78.74     46.44     50.16   100.00
                            ===      ==========    ======      =====       ===      =======      =====     =====    ======   ======

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 1        145,000      0.35      6.875      644      145,000      29.90     53.83    100.00   100.00
50.01% to 55.00%               0              0        --         --        0            0         --        --      0.00     0.00
55.01% to 60.00%               0              0        --         --        0            0         --        --      0.00     0.00
60.01% to 65.00%               4        400,000      0.96      6.875      692      100,000      63.69     39.70    100.00   100.00
65.01% to 70.00%               1        370,000      0.89      7.250      669      370,000      67.27     50.01      0.00   100.00
70.01% to 75.00%              34     10,102,842     24.25      7.155      677      297,142      74.95     48.16     57.02   100.00
75.01% to 80.00%              95     29,303,706     70.33      7.269      694      308,460      80.00     45.93     47.14   100.00
80.01% to 85.00%               1        218,000      0.52      8.125      638      218,000      84.82     48.96    100.00   100.00
85.01% to 90.00%               2        643,500      1.54      8.036      715      321,750      90.00     37.63     11.89   100.00
90.01% to 95.00%               0              0        --         --        0            0         --        --      0.00     0.00
95.01% to 100.00%              2        485,000      1.16      8.921      660      242,500     100.00     52.26    100.00   100.00
                             ---     ----------    ------      -----      ---      -------     ------     -----    ------   ------
TOTAL:                       140     41,668,048    100.00      7.272      689      297,629      78.74     46.44     50.16   100.00
                             ===     ==========    ======      =====      ===      =======     ======     =====    ======   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 1        145,000      0.35      6.875      644      145,000       29.90    53.83    100.00   100.00
50.01% to 55.00%               0              0        --         --        0            0          --       --      0.00     0.00
55.01% to 60.00%               0              0        --         --        0            0          --       --      0.00     0.00
60.01% to 65.00%               4        400,000      0.96      6.875      692      100,000       63.69    39.70    100.00   100.00
65.01% to 70.00%               1        370,000      0.89      7.250      669      370,000       67.27    50.01      0.00   100.00
70.01% to 75.00%               2        448,000      1.08      8.244      643      224,000       74.05    51.53     34.15   100.00
75.01% to 80.00%               3      1,164,000      2.79      6.700      687      388,000       79.94    53.76    100.00   100.00
80.01% to 85.00%               2        615,500      1.48      7.392      690      307,750       78.48    51.78    100.00   100.00
85.01% to 90.00%               3      1,287,000      3.09      7.893      692      429,000       82.50    43.76      5.94   100.00
90.01% to 95.00%               8      2,756,333      6.61      7.167      692      344,542       78.75    43.00     45.05   100.00
95.01% to 100.00%            116     34,482,215     82.75      7.268      690      297,260       79.13    46.41     49.60   100.00
                             ---     ----------    ------      -----      ---      -------       -----    -----    ------   ------
TOTAL:                       140     41,668,048    100.00      7.272      689      297,629       78.74    46.44     50.16   100.00
                             ===     ==========    ======      =====      ===      =======       =====    =====    ======   ======

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. . This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.01% to 25.00%               1        254,400      0.61      6.990      704      254,400      80.00     23.07      0.00   100.00
25.01% to 30.00%               4        658,484      1.58      7.475      682      164,621      80.00     28.38     31.22   100.00
30.01% to 35.00%               8      1,764,442      4.23      7.583      682      220,555      80.09     32.04     47.46   100.00
35.01% to 40.00%              14      3,983,250      9.56      7.171      705      284,518      78.77     38.48     48.63   100.00
40.01% to 45.00%              22      7,124,175     17.10      7.078      687      323,826      78.74     43.11     56.74   100.00
45.01% to 50.00%              54     16,534,200     39.68      7.431      690      306,189      79.12     48.22     30.90   100.00
50.01% to 55.00%              31      9,773,297     23.46      7.155      687      315,268      78.06     52.06     73.59   100.00
55.01% to 60.00%               6      1,575,800      3.78      7.073      674      262,633      76.72     55.40    100.00   100.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                       140     41,668,048    100.00      7.272      689      297,629      78.74     46.44     50.16   100.00
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   ======

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     113     34,528,500     82.87     7.292       690      305,562      78.97     46.07     46.75   100.00
Refinance - Cashout           26      7,027,548     16.87     7.162       688      270,290      77.61     48.53     66.12   100.00
Refinance - Rate Term          1        112,000      0.27     7.875       643      112,000      80.00     29.31    100.00   100.00
                             ---     ----------    ------     -----       ---      -------      -----     -----    ------   ------
TOTAL:                       140     41,668,048    100.00     7.272       689      297,629      78.74     46.44     50.16   100.00
                             ===     ==========    ======     =====       ===      =======      =====     =====    ======   ======

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 99     28,911,357     69.38      7.284      687      292,034      78.68     46.85     46.31   100.00
Planned Unit Development      22      7,608,491     18.26      7.183      696      345,841      78.45     45.54     64.18   100.00
Condo                         12      2,627,500      6.31      7.649      695      218,958      81.43     44.92     60.52   100.00
Two- to Four-Family            7      2,520,700      6.05      7.010      691      360,100      77.49     46.04     41.16   100.00
                             ---     ----------    ------      -----      ---      -------      -----     -----     -----   ------
TOTAL:                       140     41,668,048    100.00      7.272      689      297,629      78.74     46.44     50.16   100.00
                             ===     ==========    ======      =====      ===      =======      =====     =====     =====   ======

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            75     20,898,954     50.16      7.061      689      278,653      78.51     47.50    100.00   100.00
Stated                        63     20,134,360     48.32      7.500      690      319,593      79.02     45.54      0.00   100.00
Low                            2        634,734      1.52      6.987      667      317,367      77.76     39.70      0.00   100.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                       140     41,668,048    100.00      7.272      689      297,629      78.74     46.44     50.16   100.00
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   ======

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      134     41,055,548     98.53      7.272      689      306,385      78.86     46.52     49.41   100.00
Investment                     6        612,500      1.47      7.284      688      102,083      70.60     40.72    100.00   100.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                       140     41,668,048    100.00      7.272      689      297,629      78.74     46.44     50.16   100.00
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                             11      3,325,400      7.98      7.477      701     302,309.09    80.90     44.95    57.12    100.00
1                            101     30,222,121     72.53      7.217      689     299,228.92    78.60     46.23    50.99    100.00
2                             28      8,120,527     19.49      7.393      684     290,018.83    78.40     47.81    44.21    100.00
                             ---     ----------    ------      -----      ---     ----------    -----     -----    -----    ------
TOTAL:                       140     41,668,048    100.00      7.272      689        297,629    78.74     46.44    50.16    100.00
                             ===     ==========    ======      =====      ===     ==========    =====     =====    =====    ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE   ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          10      1,845,912      4.43      7.872      677      184,591      76.47     41.04    57.18    100.00
12 Months                     16      6,270,712     15.05      7.271      702      391,920      78.95     47.17    64.58    100.00
24 Months                     81     26,262,030     63.03      7.273      688      324,223      78.72     47.06    37.13    100.00
36 Months                     33      7,289,394     17.49      7.117      686      220,891      79.21     44.93    82.89    100.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    -----    ------
Total:                       140     41,668,048    100.00      7.272      689      297,629      78.74     46.44    50.16    100.00
                             ===     ==========    ======      =====      ===      =======      =====     =====    =====    ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE   ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME      DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                     0              0        --         --        0            0         --        --      0.00     0.00
501 to 525                     0              0        --         --        0            0         --        --      0.00     0.00
526 to 550                     0              0        --         --        0            0         --        --      0.00     0.00
551 to 575                     0              0        --         --        0            0         --        --      0.00     0.00
576 to 600                     2        175,000      0.42      9.054      585       87,500      90.86     42.41    100.00   100.00
601 to 625                     7      1,705,519      4.09      8.123      613      243,646      79.03     51.46    100.00   100.00
626 to 650                    15      4,210,000     10.10      7.584      641      280,667      76.38     44.96     67.68   100.00
651 to 675                    25      7,758,212     18.62      7.600      664      310,328      77.28     47.14     30.66   100.00
676 to 700                    44     13,130,807     31.51      7.093      688      298,427      79.18     46.09     42.79   100.00
701 to 725                    26      8,486,410     20.37      7.130      710      326,400      79.54     45.93     48.41   100.00
726 to 750                    10      3,365,380      8.08      6.957      737      336,538      79.53     44.83     59.07   100.00
751 to 775                     6      1,687,420      4.05      6.927      762      281,237      79.51     49.32     54.95   100.00
776 to 800                     5      1,149,300      2.76      6.909      783      229,860      80.67     48.40    100.00   100.00
801 to 825                     0              0        --         --        0            0         --        --      0.00     0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                       140     41,668,048    100.00      7.272      689      297,629      78.74     46.44     50.16   100.00
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
3.001% to 3.500%               0              0        --         --        0            0         --        --      0.00     0.00
3.501% to 4.000%               0              0        --         --        0            0         --        --      0.00     0.00
4.001% to 4.500%               0              0        --         --        0            0         --        --      0.00     0.00
4.501% to 5.000%               1        170,600      0.43      5.875      691      170,600      74.99     52.10    100.00   100.00
5.001% to 5.500%              11      3,872,718      9.66      6.440      718      352,065      78.89     50.93    100.00   100.00
5.501% to 6.000%              47     15,293,639     38.14      6.870      699      325,397      77.64     45.06     62.29   100.00
6.001% to 6.500%              33     10,171,630     25.37      7.299      697      308,231      78.68     47.24     31.09   100.00
6.501% to 7.000%              26      7,186,711     17.92      7.844      668      276,412      79.24     44.05     19.42   100.00
7.001% to 7.500%              10      2,013,800      5.02      8.285      657      201,380      78.91     48.00     35.38   100.00
7.501% to 8.000%               3      1,290,000      3.22      8.663      659      430,000      86.05     49.03     30.23   100.00
8.001% to 8.500%               0              0        --         --        0            0         --        --      0.00     0.00
8.501% to 9.000%               1         95,000      0.24      9.625      589       95,000     100.00     46.54    100.00      100
                             ---     ----------    ------      -----      ---      -------     ------     -----    ------   ------
TOTAL:                       132     40,094,098    100.00      7.243      691      303,743      78.69     46.31     48.20   100.00
                             ===     ==========    ======      =====      ===      =======     ======     =====    ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME      DOC     IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%             1        170,600      0.43      5.875      691      170,600      74.99     52.10    100.00   100.00
12.001% to 12.500%            11      3,872,718      9.66      6.440      718      352,065      78.89     50.93    100.00   100.00
12.501% to 13.000%            52     16,958,539     42.30      6.879      700      326,126      77.79     45.50     60.06   100.00
13.001% to 13.500%            27      8,338,730     20.80      7.342      694      308,842      78.56     46.78     30.01   100.00
13.501% to 14.000%            26      7,186,711     17.92      7.844      668      276,412      79.24     44.05     19.42   100.00
14.001% to 14.500%            11      2,181,800      5.44      8.301      665      198,345      79.00     47.94     32.66   100.00
14.501% to 15.000%             3      1,290,000      3.22      8.663      659      430,000      86.05     49.03     30.23   100.00
15.501% to 16.000%             1         95,000      0.24      9.625      589       95,000     100.00     46.54    100.00   100.00
                             ---     ----------    ------      -----      ---      -------     ------     -----    ------   ------
TOTAL:                       132     40,094,098    100.00      7.243      691      303,743      78.69     46.31     48.20   100.00
                             ===     ==========    ======      =====      ===      =======     ======     =====    ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
July 2008                    25       7,623,778     19.01      7.367      685       304,951     78.40     47.95     43.15   100.00
August 2008                  76      24,986,915     62.32      7.213      690       328,775     78.72     46.75     43.14   100.00
September 2008                4       1,587,000      3.96      7.813      704       396,750     83.57     41.08     39.32   100.00
July 2009                     2         300,749      0.75      7.807      624       150,375     77.26     49.38    100.00   100.00
August 2009                  11       2,017,896      5.03      6.963      704       183,445     75.78     38.46     70.02   100.00
September 2009                3         534,400      1.33      7.350      732       178,133     80.00     50.64     68.56   100.00
July 2011                     1         196,000      0.49      7.750      735       196,000     80.00     40.17      0.00   100.00
August 2011                   7       1,796,360      4.48      6.916      699       256,623     78.38     45.43    100.00   100.00
September 2011                3       1,051,000      2.62      6.995      693       350,333     78.25     46.40     71.93   100.00
                            ---      ----------    ------      -----      ---       -------     ------    -----    ------   ------
TOTAL:                      132      40,094,098    100.00      7.243      691       303,743     78.69     46.31     48.20   100.00
                            ===      ==========    ======      =====      ===       =======     ======    =====    ======   ======